iShares Trust

Supplement dated September 2, 2026

to the currently effective Statement of Additional Information (“SAI”)

for the iShares Semiconductor ETF (SOXX) (the “Fund”)

ICE Data Indices, LLC (the “Index Provider”) has made certain changes to the methodology for the NYSE Semiconductor Index, the underlying index tracked by the Fund.

The following changes are expected to take effect on or around September 21, 2026.

1)	The “Issue Changes” section of the “NYSE Semiconductor Index” section in the SAI is deleted and replaced with the following:

Issue Changes. The Underlying Index undergoes a full reconstitution of constituent holdings annually after the close of the third Friday of September. At the annual reconstitution, qualifying constituents are re-selected based on the eligibility criteria, and float-adjusted market capitalization weights are determined subject to the weighting exposure limits. The reference date for the input data used to determine security qualification is the last index business day of August, and the reference date for the input data used to determine weights is the close of the last trading day of August. The announcement date is the close of the first Friday of September.

2)	The following paragraph is added to the “Index Maintenance” section of the “NYSE Semiconductor Index” section in the SAI:

If the deletion of a constituent in between the annual reconstitutions leads to the Underlying Index containing fewer than 30 constituents, then the deleted constituent is replaced with the qualifying non-constituent security with the next highest security-level, non-float adjusted market capitalization from the most recent reconstitution. The addition takes place at its security-level float-adjusted market capitalization as of the announcement date of the changes, with no additional capping rules applied. As necessary, the weights of the other constituents are reduced or increased pro rata.

3)	The following paragraphs are added after the “Index Maintenance” section of the “NYSE Semiconductor Index” section in the SAI:

Fast Entry. The Underlying Index incorporates a “Fast Entry” rule to allow for the expedited inclusion of qualifying newly listed securities, such as IPOs, direct listings, spin-offs, or transfers from an ex-U.S. exchange or OTC market, between annual reconstitutions. The timeline for Fast Entry additions is as follows: i) the Fast Entry Reference Date is the 5th business day following listing date; ii) the Fast Entry Announcement Date is the 6th business day following listing date; and iii) the Fast Entry Effective Date is the 9th business day following listing date.

If the newly listed security meets the qualification requirements in the index methodology, then a full ranking of the current index constituents along with the newly listed security as of the Fast Entry Reference Date is performed. If the newly listed security ranks within the top 15 securities, it is added to the Underlying Index as a Fast Entry addition after the close on the Fast Entry Effective Date. The addition takes place at its security-level float-adjusted market capitalization, with the addition subject to an individual constituent weight cap of 4% and the Underlying Index subject to a cumulative ADR weight cap of 10%. The constituent weight cap and ADR weight cap apply only until the next reconstitution or rebalance date, as applicable.

Fast Entry additions that take place in the annual reconstitution and rebalance months are handled in accordance with the Fast Entry timeline except when the Fast Entry Effective Date falls on or between the announcement date and the first index business day following the effective date of the regularly scheduled annual reconstitution or rebalance. In those cases, the respective newly listed Fast Entry security is instead included in that current annual reconstitution or rebalance at its security-level float-adjusted market capitalization. In these cases, the security-level float-adjusted market capitalization of all constituents in the reconstitution or rebalance is updated as of the Fast Entry Reference Date, and the non-Fast Entry weight capping rules as outlined in the index methodology will be reapplied.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SOXX-0926

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